SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                      |X|
Filed by a Party other than the Registrant   |_|
Check the appropriate box:

|X|  Preliminary Proxy Statement                   |_|  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Julius Baer Investment Funds

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                            New York, New York 10017
                                 ---------------

                            NOTICE OF SPECIAL MEETING
                                   May 4, 2007

                      Julius Baer International Equity Fund
                 (a series of the Julius Baer Investment Funds)
                                 ---------------

To the Shareholders of Julius Baer International Equity Fund:

      Notice is hereby given that a special meeting of the shareholders of the Julius Baer International Equity Fund (the "Fund"), a series of the Julius Baer Investment Funds (the "Trust"), will be held at the offices of the Trust, 330 Madison Avenue, New York, New York 10017 at 9:30 a.m. Eastern time, on May 4, 2007 for the following purposes:

      1. To consider the modification of the fundamental investment restriction of the Fund related to the purchase or sale of real estate, real estate investment trust securities, commodities or commodity contracts, or investment in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases;

      2. To consider the modification of the fundamental investment restriction of the Fund related to the purchase, writing or sale of puts, calls, straddles, spreads or combinations thereof; and

      3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund has fixed the close of business on March 8, 2007, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

Your vote is important, no matter how many shares you own. Please read the enclosed Proxy Statement. To avoid the cost of follow up solicitation and possible adjournment, please complete the attached proxy card and return it promptly. It is important that your vote be received prior to the special meeting.

                                        By Order of the Board of Trustees,


                                        John Whilesmith
                                        Secretary

March [  ], 2007

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN "STREET NAME" MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

              Registration                             Valid Signature
              ------------                             ---------------

Corporate Accounts
(1) ABC Corp. ..................................... ABC Corp.
(2) ABC Corp. ..................................... John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ..................... John Doe
(4) ABC Corp. Profit Sharing Plan.................. John Doe, Trustee

Trust Accounts
(1) ABC Trust ..................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78............ Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA ............................. John B. Smith
(2) John B. Smith ................................. John B. Smith, Jr., Executor

                          JULIUS BAER INVESTMENT FUNDS
                               330 Madison Avenue
                            New York, New York 10017
                                 ---------------

                                 PROXY STATEMENT
                   Special Meeting of Shareholders to be Held
                                   May 4, 2007

                      Julius Baer International Equity Fund
                                 ---------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Julius Baer International Equity Fund (the "Fund"), a series of Julius Baer Investment Funds (the "Trust"), for use at its special meeting of shareholders to be held on May 4, 2007 at 9:30 a.m. EDT, at the offices of the Trust, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Special Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      At the Special Meeting, shareholders will be asked to consider and vote on the following:

      1. The modification of the fundamental investment restriction of the Fund related to the purchase or sale of real estate, real estate investment trust securities, commodities or commodity contracts, or investment in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases;

      2. The modification of the fundamental investment restriction of the Fund related to the purchase, writing or sale of puts, calls, straddles, spreads or combinations thereof; and

      3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Solicitation of Proxies and Voting Information

      The Board is soliciting votes from shareholders of the Trust with respect to the modification of two investment restrictions of the Fund, as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is March 14, 2007. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

      The Board has set the close of business on March 8, 2007, as the record date (the "Record Date"), and only shareholders of record who owned shares of the Trust on the Record Date will be entitled to vote at the Special Meeting. If you do not expect to attend the Special Meeting, please sign and return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the modifications to the investment restrictions of the Fund as described in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Special Meeting is included at the end of this Proxy Statement under "Voting Information."

                                   Proposal 1

      APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL INVESTMENT RESTRICTION

      The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund's objective and certain of its restrictions are considered fundamental, meaning that they may not be changed without shareholder approval. Other restrictions are non-fundamental and may be changed by the Board without shareholder approval.

      The proposed modification of the fundamental investment restriction set forth below will give the Fund the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance Julius Baer Investment Management LLC's ("JBIM" or the "Adviser") ability to manage the Fund in changing regulatory or investment environments. The purpose of this proposal is to approve a modification in a fundamental investment restriction of the Fund.

      The Fund's current and proposed fundamental investment restriction are set forth below:

      Current: The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

      Proposed:   The Fund may not purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

                  The Fund may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

      The proposed change would allow JBIM to invest in a broader range of real estate related instruments, including real estate investment trusts ("REITs") and commodities contracts.

Discussion of Real Estate Investment Trusts

      At the time the Fund was established in 1993, REITs were a very small, embryonic and U.S.-centric investment class, and therefore, not suitable for an international fund, which normally does not invest in the U.S. Since then, however, legislation has been enacted in a number of countries permitting the establishment of REITs, and securities such as REITs and commodities have now become a large part of the global investment universe. REITs and REIT-like structures are being developed in many of the countries in which the Fund invests and are reflected in the Fund's new benchmark, the Morgan Stanley Capital InternationalSM All Country World ex-U.S. Index ("MSCI ACWI-ex U.S."). The MSCI ACWI-ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

      As REITs are pass-through vehicles, if Proposal 1 passes, the Fund will be subject to greater income and therefore, potentially higher tax liability. In addition, investing in REITs involves certain unique risks. Equity REITs may be affected by general and local economic conditions and changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, overbuilding, increases in property taxes and operating expenses, and the possibilities of failing to maintain their exemptions from Investment Company Act of 1940, as amended. REITs (especially mortgage REITs) are also subject to interest rate risks. Investments in REITs may also subject Fund shareholders to additional management and/or administrative fees.

Discussion of Commodities

      Commodities are "real assets", unlike stocks and bonds, which are "financial assets". Commodities, therefore, tend to react to changing economic fundamentals in ways that are different from traditional financial assets. As demand for goods and services increases, the price of those goods and services usually rises as well, as do the prices of the commodities used to produce those goods and services. Because commodity prices usually rise when inflation is accelerating, investing in commodities may provide portfolios with a hedge against inflation. In addition, commodities are a distinct asset class with returns that are largely independent of stock and bond returns. Therefore, adding broad commodity exposure can help diversify a portfolio of stocks and bonds, lowering risk and potentially boosting return. The market in commodities and physical raw materials has become more global, sophisticated and important. Options trading provides a cost-effective tool for enhancing portfolio returns by allowing the Fund to gain exposure to a security, index, commodity and currency, without committing to a trade in an underlying security.

      While broad commodity exposure can provide investors with a number of potential benefits, investing in commodities entails risks as well. In particular, commodities may not perform well during cyclical downturns in the U.S. or global economy, when consumer and industrial demand slows. If this Proposal passes, the Fund's expanded investment policy may also subject the Fund to additional risks associated with commodity options, including geopolitical, speculative and corporate governance risks. The Fund's investments in commodities option may also subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked option may be affected by changes in the overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      Futures contracts and options thereon, which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

General Discussion

      These changes standardize the Fund's investment restrictions to better align them with the Trust's other international equity mandated funds, particularly the Julius Baer International Equity Fund II, and is more reflective of the Fund's investment approach and investment universe. The Adviser believes that the change in this investment restriction will provide the Adviser with the flexibility to invest in a significant and growing global investment category in order to maximize growth of capital in various market environments and benefit shareholders, without significantly affecting which risks the Fund is subjected to.

      The proposed change in the investment restriction will not change the Fund's principal investment strategies or have a material effect on the way the Fund is managed, except that the Adviser will have the flexibility to respond to market developments and to invest in a greater variety of instruments, including REITs and commodities contracts.

      In making its determination that Proposal 1 is in the best interests of the Fund's shareholders, the Board primarily considered the increased flexibility and operational efficiencies that modified investment restriction would provide. The Board determined that such flexibility and operational efficiencies would allow the Adviser to maximize long term growth of capital in various market environments.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

                                   Proposal 2

                  APPROVAL OF THE MODIFICATION OF A FUNDAMENTAL
                             INVESTMENT RESTRICTION

      As discussed above, the Funds are requesting shareholder approval for investments in commodities contracts and options. One of the Fund's current investment restrictions does not permit commodities options. The purpose of this proposal is to modify that investment restriction. The Fund's current and proposed fundamental investment restriction are set forth below:

      Current: The Fund may not purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

      Proposed:   The Fund may not purchase, write or sell puts, calls,
                  straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

      A discussion of the benefits and risks of commodities contracts and commodities options is found in Proposal 1. Without approval of this Proposal, the Fund will not be able to invest in commodities options.

      As noted for Proposal 1, in making its determination that Proposal 2 is in the best interests of the Fund's shareholders, the Board primarily considered the increased flexibility and operational efficiencies that the modification of this restriction would provide. The Board determined that such flexibility and operational efficiencies would allow the Adviser to maximize growth of capital in various market environments.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

                               GENERAL INFORMATION

Additional Information regarding Proxy Solicitation

      Proxy solicitations will be made, beginning on or about March 14, 2007, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund, the Adviser, and the Transfer Agent of the Trust, US Bancorp Fund Services, LLC. The Trust has retained the proxy communications and solicitation advisory firm of D.F. King & Co., Inc. ("D.F. King"), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies for a fee not to exceed $2500 plus out-of-pocket expenses.

      The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

Report to Shareholders

      The Fund's Annual Report to shareholders for the fiscal year ended October 31, 2006, which contains audited financial statements were previously sent to shareholders. An additional copy of the report may be obtained without charge by calling, toll-free, 1-800-387-6977 or mailing a request to: Julius Baer Investment Funds, c/o US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

Information about Service Providers

      Adviser. Julius Baer Investment Management LLC located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund.

      Distributor. Quasar Distributors Services, LLC, located at 615 E. Michigan Street, Milwaukee WI 53202, services as the distributor of the Fund's shares.

      Custodian and Administrator. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator to the Fund.

      Proxy Solicitor. D.F. King & Co., Inc., located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor for the Fund.

Ownership of Shares

      To the knowledge of the Fund, the persons shown on Exhibit 1 to this Proxy Statement were the record or beneficial owners of more than 5% of any class of the outstanding shares of the Fund as of the Record Date.

Shareholder Proposals

      The meeting is a Special Meeting of shareholders. The Fund is not required to, nor does it currently intend to, hold annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Secretary of the Trust at Julius Baer Investment Funds, 330 Madison Avenue, New York, New York 10017. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the Trust begins to print and mail the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Communications with Trustees

      Shareholders who wish to communicate with the Board or individual Trustees should write to the Board of Trustees or the particular Trustee in care of the Trust, at the offices of the Trust. All communications will be forwarded directly to the Board of Trustees or the individual Trustee.

Trustee Attendance at Meetings of Shareholders

      Because meetings of shareholders are very infrequent, the Trust has not adopted a policy regarding Trustee attendance at meetings. However, Trustees are encouraged to attend meetings.

Other Matters to Come Before Special Meeting

      The Board does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

Record Date

         The Fund currently offers two separate classes of shares: Class A shares and Class I shares. Both Class A shares and Class I shares have a par value of $.001 per share. The table below shows the outstanding shares of each class of each Fund on the Record Date.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Fund                            Outstanding Class A Shares   Outstanding Class I Shares              Total
------------------------------- ---------------------------- ---------------------------- ----------------------------
International Equity Fund
------------------------------- ---------------------------- ---------------------------- ----------------------------

      Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Special Meeting, with pro rata voting rights for any fractional shares.

Vote Required

      Approval of each proposal requires the affirmative vote of the lesser of
(i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. If any proposal is not approved by the Fund's shareholders, the applicable current investment restriction for the Fund will continue. Votes to ABSTAIN and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority of vote on the particular matter) will have the same effect as votes cast AGAINST.

Voting Instructions for Shares Held in Name of Shareholder

      Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the investment restriction changes as described in this proxy statement. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote.

Mailing of Proxy

      One proxy statement is being delivered to multiple security holders who share an address unless the Fund has received alternate instructions. Upon written or oral request, the Fund will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling 1-800-387-6977 or mailing a request to: Julius Baer International Equity Fund. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Voting Instructions for Shares Held in "Street Name"

      Any shareholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any shareholder that attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Revoking a Proxy

      Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the Special Meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Special Meeting alone does not revoke a previous properly given proxy.

Quorum; Adjournment

      A quorum of shareholders is necessary to take action at the Special Meeting. Under the by-laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting. The failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Trust to additional expenses.

      Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on the change in the investment restrictions as described in this proxy statement even if the broker has not received instructions from the shareholder. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the investment restriction changes as described in this proxy statement are considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

      In the event that a quorum is not present at the Special Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the change in the investment restrictions as described in this proxy statement in favor of such an adjournment and will vote those proxies required to WITHHOLD on any change in investment restriction against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

                                    Exhibit 1

                              Beneficial Ownership
                              (as of March 8, 2007)

Name of Beneficial Owner        Number of Shares          Percentage of Class

                                        VOTE BY MAIL
                                        Mark, sign and date your proxy card
                                        and return it in the postage- paid
                                        envelope we have provided or return
                                        it to Investors Bank and Trust, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


TO VOTE, MARK BLOCKS BELOW IN                                 KEEP THIS PORTION
BLUE OR BLACK INK AS FOLLOWS:            INBAT1               FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                                              DETACH AND RETURN
                                                              THIS PORTION ONLY
================================================================================

JULIUS BAER INTERNATIONAL EQUITY FUND

Vote on Proposals                                          For  Against  Abstain


1.    To modify the fundamental investment restriction     |_|    |_|      |_|
      of the Fund related to the purchase or sale of real estate, real estate investment trust securities, commodities or commodity contracts, or investment in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases.

2.    To modify the fundamental investment restriction     |_|    |_|      |_|
      of the Fund related to the purchase, writing or sale of puts, calls, straddles, spreads or combinations thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


----------------------------------  ----          ------------------------  ----
Signature [PLEASE SIGN WITHIN BOX]  Date          Signature (Joint Owners)  Date

================================================================================

--------------------------------------------------------------------------------

================================================================================

                     JULIUS BAER INTERNATIONAL EQUITY FUND
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Julius Baer International Equity Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, on May 4, 2007 at 9:30 a.m., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. A majority of the proxies present and acting on the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the proposals.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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